UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________

FORM 8-K
___________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

August 4, 2006
Date of Report (Date of earliest event reported)

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LENNAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11749	95-4337490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Northwest 107th Avenue, Miami, Florida 33172
(Address of principal executive offices) (Zip Code)

(305) 559-4000
(Registrant’s telephone number, including area code)

___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05.	Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On August 4, 2006, Lennar Corporation (the "Company") revised its Code of Business Conduct and Ethics. The revisions take into account advances in corporate governance best practices and compliance-driven concepts, including (1) the integration of concepts that associates must deal “in the spirit” of the Code and in “good faith,” (2) additional guidelines concerning compliance with specific regulatory regimes relating to the environment, employment matters, campaign finance and lobbying, Sarbanes-Oxley and insider trading and (3) additional guidelines concerning the Real Estate Settlement Procedures Act (“RESPA”).

A copy of the Company's revised Code of Business Conduct and Ethics is included as Exhibit 14.1 to this Current Report on Form 8-K and is available on the Company's website at www.lennar.com.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description of Document
14.1	Code of Business Conduct and Ethics of Lennar Corporation, as revised August 4, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2006	Lennar Corporation

	By:	/s/ Bruce E. Gross

	Name:	Bruce E. Gross
	Title:	Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Document
14.1	Code of Business Conduct and Ethics of Lennar Corporation, as revised August 4, 2006.